Semiannual Report

Health Sciences Fund

June 30, 2001

T. Rowe Price

Report Highlights
Health Sciences Fund

     o A distaste for the risks in biotechnology, as well as weakness among pharmaceuticals, depressed results for health care stocks in 2001's first half.

     o The fund posted a negative six-month result that was approximately in line with its Lipper peer group.

     o We trimmed holdings in life sciences stocks and shifted the assets to health care services companies and some smaller pharmaceuticals and biotech stocks.

     o Performance may be uneven in the short term, but the long-term outlook for the health care sector remains strong.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The first half of 2001 was challenging for many types of investments, but particularly for higher-risk securities. Despite decent fundamentals, biotechnology stocks were dragged lower by a downdraft in the Nasdaq index, which contains many newer technology-related firms. At the same time, life sciences stocks struggled, and the pharmaceuticals industry was buffeted by troubled earnings. Your fund declined during this period, while posting a slightly positive result for the year as a whole.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                6 Months               12 Months
  ------------------------------------------------------------------------------

  Health Sciences Fund                   -8.80%                    2.51%

  S&P 500                                 -6.70                  -14.83

  Lipper Health/Biotechnology

  Fund Index                              -8.86                    1.42

     The fund's -8.80% six-month return was on a par with the -8.86% showing of the Lipper Health/Biotechnology Fund Index. Performance in 2001 so far represents a reversal from 2000, when pharmaceutical and biotechnology stocks rallied. Strong fund performance in that time frame helped it gain 2.51% for the 12 months, surpassing the Lipper benchmark and far exceeding the results of the S&P 500.

MARKET ENVIRONMENT

     The U.S. economy formed a poor backdrop to the domestic stock markets in the first half of 2001. GDP grew at just over a 1% annual rate, industry decelerated, and unemployment inched upward. The Federal Reserve tried to address these concerns with six cuts in the fed funds rate totaling 275 basis points (two and three-quarters percentage points). While these moves sparked gains among value-oriented stocks early in the period, they did little to revive growth stocks or higher-risk market segments.

     The four main components of the health care sector behaved in unexpected and mostly negative ways in this environment. Biotechnology companies, for example, generally continued to benefit from medical discovery and growing profits. Yet biotech stocks sank in the first quarter as the Nasdaq extended its losses. In general, the Nasdaq is a barometer of investor willingness to accept risk. With the economy weakening and several high-profile technology companies declaring bankruptcy, investors seemed to lose their taste for developmental-stage biotech firms. The life sciences subset of this segment was hurt most significantly by this trend. While biotech rebounded in the second quarter of the year, it was not enough to erase early losses.

     Pharmaceutical stocks are often considered defensive during economic downturns because of their steady earnings. Yet many blue chip drug stocks lost their Midas touch. Lower rates seemed to encourage investors to look toward future earnings growth leaders, criteria that do not ordinarily favor drug stocks. In addition, challenges have emerged to erode investor confidence. One of these is a more cautious regulatory environment, in which the FDA has delayed or rejected several new drug applications. Such problems in the pipeline have weakened the earnings outlook, and some bellwether stocks, such as Merck, have already announced significant earnings shortfalls. Political uncertainty surrounding a prescription drug benefit isn't helping matters.

     The bright spots in the sector occurred among services stocks. Many of the fundamentally stronger companies in this industry continued a modest rally that began toward the end of 2000. Although long-term growth prospects remain moderate, valuations have been very weak for many years, and the stocks of some of the more attractive of these companies have recently been returning to more market-like levels. Once again, however, product and devices stocks proved spotty.


PORTFOLIO REVIEW

     The fund's losses largely stemmed from its holdings in life sciences stocks-a set of companies that are providing technologies that promote improved biotechnology discovery. Portfolio holdings in this area suffered an average decline close to 25%, with the most detrimental performances by Waters and Applied Biosystems Group - Applera. These two companies together accounted for almost 10% of the portfolio at the beginning of 2001. With earnings waning and risks increasing, we trimmed holdings in the segment from nearly 25% of assets to 8.5% and redeployed many of these assets into health care services and biotechnology.

     Biotech holdings rose from 30.6% of assets to 45.6%. Performance among biotech holdings was mixed. Gilead Sciences, IDEC Pharmaceuticals, and Cephalon were among the top five contributors to performance, while Immunex and Genentech were among the five worst contributors. In general, however, we see the companies in the portfolio continuing to benefit at a corporate level from remarkable gains in scientific understanding and discovery, and we wish to be positioned for the significant growth we anticipate in this sector over the next several years.

Sector Diversification
--------------------------------------------------------------------------------
                                       12/31/00                 6/30/01
--------------------------------------------------------------------------------

Biotechnology                              30.6%                   45.6%
Pharmaceuticals                            26.8                    28.8
Life Sciences                              24.7                     8.5
Products and Devices                        9.5                     6.9
Services                                    4.2                    11.9
Options                                    -0.8                    -2.5
Reserves                                    5.0                     0.8
Total                                     100.0%                  100.0%

     Holdings of blue chip pharmaceuticals declined but this move was offset by additions to some specialty pharmaceuticals. We agree with the market's assessment that the industry bellwethers face fundamental challenges in the year ahead, and thus we reduced our position in Merck. However, we also think that some of those blue chips remain highly attractive, including Pfizer. Although we thinned our holdings in the stock, it remains our top position, as we feel its future drug pipeline and related earnings growth potential are strong. A similar story explains our large position in American Home Products, which we feel has an excellent earnings profile that should endure for the next two years.

     Our specialty pharmaceutical additions generally included companies involved in the development and commercialization of drugs. King Pharmaceuticals is one such company that has become a top-10 holding; Shire Pharmaceuticals is another example. In our view, companies focused exclusively on the marketing of drugs do not have the same long-term growth prospects as those that involve internal drug discovery, but they deserve attention as they seem to offer significant near-term earnings growth.

     With earnings and performance in the pharmaceutical and biotech areas mixed, we sought to improve portfolio diversification by adding to our exposure to health care services. Holdings in this segment nearly tripled, from 4.2% on December 31 to 11.9% on June 30. We picked up AmeriSource Health and Caremark RX-both drug distributors-to add to our holding in HCA Healthcare. These firms are not likely to be long-term performance leaders, but they currently provide steady earnings growth and added stability to the portfolio. On the other hand, holdings in products and devices stocks waned from 9.5% of assets to 6.9% during this period. Although many of our P&D holdings posted solid gains, others lost ground. We eliminated our position in Medtronic as the company confronts a slowdown in the market for defibrillators.


OUTLOOK

     In large measure, 2000 was a superior year for health care stocks, and, considering the inherent volatility in this sector, we have not been surprised by recent performance. However, we feel this decline is temporary: the long-term trends in health care remain extremely attractive with Americans consuming more health care and the sector developing unprecedented ways to meet that demand. Until this period of adjustment has ended, we suspect that no one segment of our investment universe will offer an across-the-board rally, and hence our results will rely on just good, old-fashioned stock selection. We appreciate your confidence as we pursue the exceptional opportunities in health care.

     Respectfully submitted,

     John H. Laporte
     President

     Kris H. Jenner
     Chairman of the fund's Investment Advisory Committee

     July 24, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                             Percent of
                                                             Net Assets
                                                                6/30/01

  Pfizer                                                            6.4%

  American Home Products                                            5.2

  IDEC Pharmaceuticals                                              4.4

  Cephalon                                                          4.1

  Invitrogen                                                        3.9
  ------------------------------------------------------------------------------

  MedImmune                                                         3.8

  Laboratory Corporation of America                                 3.7

  Allergan                                                          3.6

  King Pharmaceuticals                                              3.4

  UnitedHealth Group                                                3.4
  ------------------------------------------------------------------------------

  Pharmacia                                                         3.3

  Baxter International                                              2.7

  NPS Pharmaceuticals                                               2.4

  Trimeris                                                          2.2

  Amgen                                                             2.1
  ------------------------------------------------------------------------------

  Waters Corporation                                                2.1

  Eli Lilly                                                         2.0

  Genentech                                                         2.0

  Cytyc                                                             2.0

  Immunex                                                           1.8
  ------------------------------------------------------------------------------

  Gilead Sciences                                                   1.8

  ViroPharma                                                        1.8

  Neurocrine Biosciences                                            1.5

  Wellpoint Health Networks                                         1.5

  Cubist Pharmaceuticals                                            1.4
  ------------------------------------------------------------------------------

  Total                                                            72.5%

  Note: Table excludes reserves.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/01

  Ten Best Contributors
  ------------------------------------------------------------------------------

  Gilead Sciences                                                    13(cents)

  Neurocrine Biosciences                                             11

  IDEC Pharmaceuticals                                               11

  Cephalon                                                           11

  ViroPharma                                                         10

  Cubist Pharmaceuticals                                             10

  UroCor                                                              9

  Genzyme                                                             7

  Aspect Medical Systems                                              7

  Imclone Systems                                                     7
  ------------------------------------------------------------------------------

  Total                                                              96(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Waters Corporation                                         -84(cents)

  Applied Biosystems Group - Applera**                               74

  Immunex                                                            40

  Genentech                                                          27

  Pharmacia                                                          23

  Merck                                                              19

  Pfizer                                                             18

  Affymetrix                                                         12

  Quest Diagnostics**                                                11

  CIGNA**                                                            10
  ------------------------------------------------------------------------------

  Total                                                            -318(cents)


  Ten Best Contributors
  ------------------------------------------------------------------------------

  IDEC Pharmaceuticals                                               29(cents)

  NPS Pharmaceuticals                                                24

  Gilead Sciences                                                    23

  UnitedHealth Group                                                 22

  Cephalon                                                           20

  Baxter International                                               19

  Cytyc*                                                             15

  King Pharmaceuticals                                               15

  Invitrogen                                                         14

  Allergan*                                                          13
  ------------------------------------------------------------------------------

  Total                                                             194(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  QLT                                                               -61(cents)

  Waters Corporation                                                 50

  Immunex                                                            48

  Applied Biosystems Group - Applera**                               42

  Genentech                                                          30

  Pfizer                                                             29

  Eli Lilly                                                          27

  MedImmune                                                          26

  Incyte Genomics                                                    20

  Affymetrix                                                         14

  ------------------------------------------------------------------------------

  Total                                                            -347(cents)

  *        Position added
  **       Position eliminated


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

  Health Sciences Fund
  ------------------------------------------------------------------------------
                              Index         Fund-Line         Fund-Area

  12/29/95                   10,000            10,000            10,000
  6/96                       11,010            12,020            12,020
  6/97                       14,830            14,153            14,153
  6/98                       19,303            16,665            16,665
  6/99                       23,696            18,407            18,407
  6/00                       25,412            27,079            27,079
  6/01                       21,644            27,758            27,758


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                 Since Inception

     Periods Ended 6/30/01   1 Year   3 Years   5 Years    Inception       Date
  ------------------------------------------------------------------------------

     Health Sciences Fund     2.51%    18.54%    18.22%       20.40%   12/29/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    6 Months     Year                                 12/29/95
                      Ended     Ended                                 Through
                    6/30/01   12/31/00  12/31/99  12/31/96  12/31/98  12/31/97

NET ASSET VALUE

Beginning of
period              $ 21.70    $ 15.93   $ 16.01   $ 13.66   $ 12.27   $ 10.00

Investment activities

  Net investment
  income (loss)       (0.05)    (0.03)    (0.04)    (0.04)    (0.03)    (0.03)*

  Net realized
  and unrealized
  gain (loss)         (1.86)     8.28      1.22      3.05      2.39      2.70

  Total from
  investment
  activities          (1.91)     8.25      1.18      3.01      2.36      2.67

Distributions

  Net realized gain    --       (2.48)    (1.26)    (0.66)    (0.97)    (0.40)

NET ASSET VALUE
End of period       $ 19.79  $  21.70  $  15.93  $  16.01  $  13.66  $  12.27
                    ---------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)       (8.80)%   52.19%     7.97%    22.37%    19.41%    26.75%*

Ratio of total
expenses to
average net assets   1.03%!      0.98%     1.11%     1.16%     1.18%
                                                                         1.35%*

Ratio of net
investment
income (loss)
to average
net assets          (0.56)%!    (0.22)%   (0.25)%   (0.25)%   (0.21)%   (0.32)%*

Portfolio
turnover rate        61.1%!     110.6%     81.9%   85.7%1      04.4%    133.1%

Net assets,
end of period
(in thousands)      893,171   971,867   302,510   316,573   271,351   193,958


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97.
!         Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2001

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
                                                             In thousands

  Common Stocks and Warrants 101.1%

  SERVICES  11.9%

  Payors  4.8%

  UnitedHealth Group                    485,700   $              29,992

  Wellpoint Health Network              140,000                  13,194

                                                                 43,186

  Providers  1.1%

  HCA-Healthcare                        160,000                   7,230

  Universal Health Service               60,000                   2,730

                                                                  9,960

  Distribution  2.1%

  AmeriSource Health
  (Class A)                             100,000                   5,530

  Bergen Brunswig
  (Class A)                             175,000                   3,364

  Cardinal Health                        25,000                   1,724

  Caremark RX *                         250,000                   4,112

  Omnicare                              200,000                   4,040

                                                                 18,770

  OTHER Services  3.9%

  Laboratory Corporation
  of America                            428,200                  32,929

  Unilab *                               57,500                   1,449

                                                                 34,378

  Total Services                                                106,294


  PRODUCTS and DEVICES  6.9%

  Implants  6.9%

  Advanced Neuromodulation
  Systems                               325,500                   8,463

  Align Technology *                     56,400                     442

  ArthroCare *                           20,000                     523

  Aspect Medical Systems *              480,000                   7,440

  Baxter International                  500,000                  24,500

  Cytyc *                               760,000                  17,518

  EPIX Medical *                         21,700                     268

  UroCor *                              174,800                   2,736


  Total Products & Devices                                       61,890


  PHARMACEUTICALS  28.5%

  U.S. Major - Pharmaceutical  28.5%

  Abbott Laboratories                       100   $                   5

  Allergan                              375,000                  32,063

  American Home Products                798,900                  46,688

  Bristol-Myers Squibb                   87,500                   4,576

  Eli Lilly                             247,100                  18,285

  IVAX *                                270,000                  10,530

  Johnson & Johnson                      53,500                   2,675

  King Pharmaceuticals *                565,000                  30,369

  Merck                                 140,000                   8,947

  Novo Nordisk (DKK)                     57,000                   2,524

  Pfizer                              1,435,000                  57,472

  Pharmacia                             650,000                  29,867

  Shire Pharmaceuticals
  ADR*                                  160,000                   8,880

  Taro Pharmaceuticals
  (Class A)*                             15,000                   1,313

  Total Pharmaceuticals                                         254,194


  BIOTECHNOLOGY  45.0%

  U.S. Major - Biotechnology  30.6%

  Abgenix *                             160,000                   7,200

  Alkermes *                            335,000                  11,758

  Amgen *                               305,000                  18,507

  Aviron *                              133,400                   7,604

  Biogen *                               30,000                   1,631

  Cephalon *                            520,000                  36,660

  Genentech *                           320,000                  17,632

  Genzyme *                             140,000                   8,540

  Gilead Sciences *                     270,000                  15,711

  Human Genome Sciences *                95,000                   5,724

  IDEC Pharmaceuticals *                575,000                  38,922

  Immunex *                             914,000                  16,223

  MedImmune *                           715,000                  33,748

  NPS Pharmaceuticals *                 525,000                  21,105

  QLT *                                 100,000                   1,958

  Sepracor *                            165,000                   6,567

  Transkaryotic Therapies*              100,000                   2,945

  Trimeris *                            324,900                  16,268

  Trimeris *+                            74,100   $               3,318

  Vertex Pharmaceuticals *               25,000                   1,238

                                                                273,259

  Other Biotechnology  14.4%

  Adolor *                               80,000                   1,728

  Alexion Pharmaceutical *               21,500                     516

  Cambridge Antibody (GBP)*             145,500                   4,246

  Celltech Group (GBP) *                440,000                   7,423

  COR Therapeutics *                     65,000                   1,982

  Cubist Pharmaceuticals *              335,000                  12,730

  CV Therapeutics *                      30,000                   1,710

  Deltagen *                            634,500                   5,698

  Durect *                               14,700                     191

  Exelixis *                            225,000                   4,268

  Guilford Pharmaceuticals*             135,000                   4,590

  Guilford Pharmaceuticals*              90,000                   2,794

  Imclone Systems *                     150,000                   7,920

  InKine Pharmaceutical *               175,000                     858

  Insmed Pharmaceuticals
  Warrants, 5/31/05*                    250,048                       0

  Ligand Pharmaceuticals
  Warrants, 8/6/01*+                     40,000                     452

  Magainin Pharmaceuticals               84,325                       0

  Medarex *                             125,000                   2,937

  Medicines *                           400,000                   8,196

  Neose Technologies *                  143,900                   6,475

  Neurocrine Biosciences *              345,000                  13,797

  OSI Pharmaceuticals *                 233,600                  12,285

  Regeneron Pharmaceuticals*             92,000                   3,188

  Serologicals *                        150,000                   3,201

  Telik *                               300,000                   2,955

  Triangle Pharmaceuticals*             262,200                   1,227

  Tularik *                              20,000                     517

  Versicor *                             90,000                   1,129

  ViroPharma *                          460,000                  15,640

                                                                128,653

  Total Biotechnology                                           401,912

  LIFE SCIENCES  8.4%

  Life Sciences  8.4%

  Affymetrix *                           35,300                     778

  Aurora Biosciences *                  275,000   $               8,525

  Bruker Daltonics *                     73,800                   1,112

  Incyte Genomics *                      40,000                     981

  Invitrogen *                          480,000                  34,464

  Symyx Technologies *                  425,000                  10,281

  Waters *                              670,000                  18,498

  Total Life Sciences                    74,639

  Total Miscellaneous Common
  Stocks and Warrants 0.4%                                        3,956

  Total Common Stocks and
  Warrants (Cost  $785,743)                                     902,885


  Preferred Stocks  0.6%

  Advanced Medicine
  (Series D) *
  (miscellaneous
  footnote symbol)                      264,454                   2,380

  Control Delivery Systems
  (Series A) Cv. Pfd.,
  8.00% * (miscellaneous
  footnote symbol)                       37,216                   2,000

  Doubletwist (Series D) *
  (miscellaneous
  footnote symbol)                      846,804                   1,275

  Total Preferred Stocks (Cost  $5,655)                           5,655


  Options Written                                                  (2.5%)

  Abbott Laboratories,
  Contracts, Put,
  1/19/02 @ $55.00 *                        749                    (607)

  Abgenix, Contracts,
  Call, 10/20/01@ $50.00 *                  500                    (275)

  Allergan, Contracts,
  Call, 10/20/01 @ $90.00                   500                    (282)

  Allergan, Contracts,
  Call, 1/19/02 @ $95.00 *                  500                    (322)

  American Home Products,
  Contracts, Put, 1/19/02                   250                    (215)

  American Home Products,
  Contracts, Put, 1/19/02                 1,000                  (1,225)

  Amgen, Contracts, Call,
  7/21/01 @ $65.00 *                      1,000                    (120)

  Amgen, Contracts, Call,
  7/21/01 @ $70.00 *                        750                     (19)

  Amgen, Contracts, Put,
  7/21/01 @ $80.00 *                        250                    (465)

  Amgen, Contracts, Call,
  10/20/01 @ $70.00 *                       750                    (248)

  Amgen, Contracts, Put,
  10/20/01 @ $70.00 *                       750                    (825)

  Aurora Biosciences, Contracts,
  Call, 1/19/02 @ $30.00 *                 1,500                   (915)

  Biogen, Contracts, Call,
  10/20/01 @ $65.00 *                       300                     (69)

  Bristol- Myers Squibb, Contracts,
  Put, 9/22/01 @ $70.00 *                   308                    (550)

  Cephalon, Contracts, Call,
  8/18/01 @ $65.00 *                        600                    (615)

  Cephalon, Contracts, Put,
  8/18/01 @ $65.00 *                        250                     (83)

  Cephalon, Contracts, Call,
  8/18/01 @ $70.00 *                        500                    (327)

  COR Therapeutics, Contracts,
  Call, 7/21/01 @ $40.00 *                  500                      (5)

  CV Therapeutics, Contracts,
  Call, 7/21/01 @ $40.00 *                  300                    (516)

  Eli Lilly, Contracts, Call,
  10/20/01 @ $85.00 *                       700                    (112)

  Eli Lilly, Contracts, Put,
  10/20/01 @ $85.00 *                       500   $                (600)

  Genentech, Contracts,
  Call, 9/22/01 @ $70.00 *                2,000                    (210)

  Genzyme, Contracts, Call,
  7/21/01 @ $55.00 *                        600                    (282)

  Genzyme, Contracts, Call,
  10/20/01 @ $57.00 *                       800                    (556)

  Gilead Sciences, Contracts,
  Call, 8/18/01 @ $55.00 *                  500                    (425)

  Gilead Sciences, Contracts,
  Call, 11/17/01 @ $60.00                   600                    (537)

  Gilead Sciences, Contracts,
  Put, 11/17/01 @ $65.00 *                  500                    (650)

  Human Genome Sciences, Contracts,
  Call, 7/21/01 @ $60.00 *                  500                    (205)

  IDEC Pharmaceuticals, Contracts,
  Call, 10/20/01 @ $70.00 *                1,500                 (1,230)

  IDEC Pharmaceuticals, Contracts,
  Call, 10/20/01 @ $75.00                   600                    (378)

  IDEC Pharmaceuticals, Contracts,
  Call, 1/19/02 @ $75.00 *                  750                    (735)

  Imclone Systems, Contracts,
  Call, 8/18/01 @ $40.00 *                  500                    (600)

  Imclone Systems, Contracts,
  Put, 8/18/01 @ $45.00 *                   500                    (120)

  Imclone Systems, Contracts,
  Call, 11/17/01 @ $40.00                 1,000                  (1,530)

  Imclone Systems, Contracts,
  Put, 11/17/01 @ $40.00 *                  500                    (175)

  Imclone Systems, Contracts,
  Put, 11/17/01 @ $45.00 *                  750                    (390)

  Immunex, Contracts, Call,
  9/22/01@ $20.00 *                       8,000                    (960)

  Immunex, Contracts, Call,
  12/22/01 @ $20.00 *                     1,000                    (240)

  Invitrogen, Contracts, Put,
  8/18/01 @ $80.00 *                        450                    (535)

  King Pharmaceuticals, Contracts,
  Put, 1/19/02, @ $60.00 *                1,000                  (1,075)

  Laboratory Corporation
  of America, Contracts
  Call, 11/17/01 @ $82.00                 1,200                    (738)

  MedImmune, Contracts, Call,
  9/22/01 @ $50.00 *                      1,000                    (415)

  MedImmune, Contracts, Put,
  9/22/01 @ $45.00 *                        100                     (40)

  NPS Pharmaceuticals, Contracts,
  Call, 8/18/01 @ $35.00 *                  500                    (432)

  OSI Pharmaceuticals, Contracts,
  Call, 10/20/01 @ $60.00                 1,000                    (635)

  OSI Parmaceuticals, Contracts,
  Call, 10/20/01 @ $65.00                 1,000

  QLT, Contracts, Call,
  12/22/01 @ $25.00 *                     1,000                    (193)

  Trimeris, Contracts, Call,
  7/21/01 @ $50.00 *                        500                     (31)

  Waters, Contracts, Call,
  11/17/01 @ $40.00 *                     1,000                    (118)

  Total Miscellaneous
  Options Written 0.0%                                              (20)

  Total Options Written
  (Cost  $(22,642))                                             (22,330)


  Short-Term Investments  0.7%

  Money Market Funds  0.7%

  T. Rowe Price Reserve
  Investment Fund, 4.34% #            6,449,480                   6,449

  Total Short-Term
  Investments (Cost $6,449)                                       6,449

  Total Investments in Securities

  99.9% of Net Assets
 (Cost $775,205)                                           $    892,659

  Other Assets
  Less Liabilities                                                  512


  NET ASSETS                                               $    893,171

  Net Assets Consist of:

  Accumulated net
  investment
  income - net of
  distributions                                                  (2,308)

  Accumulated net
  realized
  gain/loss - net
  of distributions                                              (20,027)

  Net unrealized
  gain (loss)                                                   117,454

  Paid-in-capital
  applicable to
  45,123,869 shares
  of $0.0001 par
  value capital stock
  outstanding; 1,000,000,000
  shares authorized                                             798,052

  NET ASSETS                                                $   893,171

  NET ASSET VALUE PER SHAR                                  $     19.79



  #        Seven-day yield
  *        Non-income producing
  + Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 0.68 % of net assets.
  (miscellaneous footnote symbol)  Private placement
  ADR      American Depository Receipt
  DKK      Danish krone
  GBP      British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
In thousands
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                               6 Months
                                                                  Ended
                                                                6/30/01

  Investment Income (Loss)

  Income
    Dividend                                                   $    1,276

    Interest                                                          591

    Securities lending                                                 53

    Other                                                               1

    Total income                                                    1,921

  Expenses

    Investment management                                           2,755

    Shareholder servicing                                           1,338

    Custody and accounting                                             77

    Prospectus and shareholder reports                                 66

    Registration                                                        8

    Legal and audit                                                     8

    Directors                                                           5

    Total expenses                                                  4,257

    Expenses paid indirectly                                          (28)

    Net expenses                                                    4,229

  Net investment income (loss)                                   (2,308)

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

    Securities                                                    (54,416)

    Written options                                                20,526

    Foreign currency transactions                                     (11)

    Net realized gain (loss)                                      (33,901)

  Change in net unrealized gain or loss

    Securities                                                    (51,213)

    Written options                                                (1,316)

    Change in net unrealized gain or los                          (52,529)

  Net realized and unrealized gain (lo                          (86,430)

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS              $                         (88,738)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                       6 Months                    Year
                                          Ended                   Ended
                                        6/30/01                12/31/00

  Increase (Decrease) in Net Assets
  Operations

     Net investment
     income                           $  (2,308)              $  (1,475)

     Net realized
     gain (loss)                        (33,901)                115,190

     Change in net
     unrealized
     gain or loss                       (52,529)                105,556

     Increase (decrease)
     in net assets
     from operations                    (88,738)                219,271

  Distributions to
  shareholders

     Net realized
     gain                                  --                   (97,431)

  Capital share transactions *

     Shares sold                        187,114                 703,167

     Distributions reinvested              --                    94,941

     Shares redeemed                   (177,072)               (250,591)

     Increase (decrease)
     in net assets
     from capital
     share transactions                  10,042                 547,517

  Net Assets

  Increase (decrease)
  during period                         (78,696)                669,357

  Beginning of period                   971,867                 302,510

  End of period                       $ 893,171               $ 971,867
                                      ---------------------------------

  *Share information

     Shares sold                         10,008                  33,585

     Distributions
     reinvested                            --                     4,488

     Shares redeemed                     (9,671)                (12,280)

     Increase (decrease)
     in shares outstanding                  337                  25,793

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 2001, were as follows:
     ---------------------------------------------------------------------------

                                      Number of
                                      Contracts                Premiums

     Outstanding at beginn               31,000               8,839,000

     Written                            169,000              63,451,000

     Exercised                           (1,000)             (1,179,000)

     Expired                            (31,000)             (4,719,000)

     Closed                            (126,000)            (43,750,000)

     Outstanding at end of               42,000            $ 22,642,000
                                       ----------------------------------

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $346,233,000 and $262,328,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $775,205,000. Net unrealized gain aggregated $117,454,000 at period-end, of which $168,432,000 related to appreciated investments and $50,978,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $488,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,130,000 for the six months ended June 30, 2001, of which $220,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $539,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.          F10-051  6/30/01